FIXED ASSETS, NET	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
FIXED ASSETS, NET

NOTE 5 - FIXED ASSETS, NET

	December 31,
	2023	2022
	USD in thousands
Cost:
Computers and software	945	839
Office furniture and equipment	345	356
Leasehold improvements	488	479
	1,778	1,674
Less – accumulated depreciation	1,317	1,076
Fixed assets, net	461	598

Depreciation expenses for the years ended December 31, 2023, and December 31, 2022, were $263 and $218, respectively.